EXHIBIT 10.35

AMENDMENT NO. 3 TO SYNDICATED FACILITY AGREEMENT

AMENDMENT NO. 3 TO SYNDICATED FACILITY AGREEMENT, dated as of November 17, 2023 (this “Agreement”), is made by and among GENUINE PARTS COMPANY, a corporation existing under the laws of Georgia (the “Company”), UAP INC., a corporation existing under the laws of Quebec (“UAP”), the other Designated Borrowers (as defined in the Syndicated Facility Agreement) party to the Syndicated Facility Agreement (together with the Company and UAP, the “Borrowers” and, each a “Borrower”), the Lenders party hereto, and acknowledged by jpmORGAN cHASE bANK, n.a., acting through its Toronto branch, as Canadian Swing Line Lender, and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and Domestic Swing Line Lender.
RECITALS:
WHEREAS, reference is hereby made to the Syndicated Facility Agreement, dated as of October 30, 2020 (as amended, supplemented, amended and restated or otherwise modified from time to time and immediately prior to the Amendment No. 3 Effective Date (as defined below), the “Syndicated Facility Agreement” and as amended by this Agreement, the “Amended Syndicated Facility Agreement”) by and among the Borrowers, the Administrative Agent, each Lender from time to time party thereto and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Amended Syndicated Facility Agreement);
WHEREAS, the Loan Parties, the Administrative Agent and the Lenders party hereto, comprising the Required Lenders, each Swing Line Lender and each L/C Issuer as of the Amendment No. 3 Effective Date, have determined to amend the Syndicated Facility Agreement as set forth herein; and
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
A.Syndicated Facility Agreement Amendments.
Subject to the satisfaction of the conditions set forth in Section 2 hereof, each of the parties hereto agrees that subparagraph (a) of Section 5.03 of the Syndicated Facility Agreement is hereby amended and restated in its entirety as follows:
(a) The representations and warranties of the Borrowers and each other Loan Party contained in Article VI (other than the representations and warranties set forth in Section 6.05, the last sentence of Section 6.13 and the penultimate sentence of Section 6.21) or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date, and except that for purposes of this Section 5.03, the representations and warranties contained in Section 6.13 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.09.
A.Effective Date Conditions. The agreements and amendments set forth in Section 1 of this Agreement shall become effective on the date (the “Amendment No. 3 Effective Date”) on which this Agreement shall have been executed and delivered by each Loan Party, the Administrative Agent, Lenders comprising the Required Lenders, each Swing Line Lender and each L/C Issuer.

B.Representations and Warranties. Each Loan Party represents and warrants to the Lenders on the Amendment No. 3 Effective Date that:
a. Such Loan Party has the corporate or other organizational power and authority to make, deliver and perform this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by such Loan Party, or the validity or enforceability against such Loan Party of this Agreement, other than such consents, authorizations or filings which have been made or obtained.
b.This Agreement has been duly executed and delivered by such Loan Party, and this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
c.The execution, delivery and performance by such Loan Party of this Agreement will not violate any Requirement of Law or cause a breach or default under (a) any agreement or indenture evidencing Indebtedness of any Loan Party in an aggregate principal amount of the Dollar Equivalent of $75,000,000 or more or (b) any Material Contractual Obligations.
d.The representations and warranties of such Loan Party contained in Article VI of the Amended Syndicated Facility Agreement or any other Credit Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date, and except that the representations and warranties contained in Section 6.13 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.09.
e.No Default or Event of Default has occurred and is continuing on the Amendment No. 3 Effective Date, or would result from or would result from this Agreement or from the transactions contemplated hereby.
C.Reaffirmation
. Each Loan Party hereby consents to the amendment of the Syndicated Facility Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Credit Document to which such Loan Party is a party are, and the obligations of such Loan Party contained in the Syndicated Facility Agreement, this Agreement or in any other Credit Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement.
A.Amendment, Modification and Waiver
. This Agreement may not be amended, modified or waived except as permitted by Section 11.03 of the Syndicated Facility Agreement.
A.Entire Agreement

. This Agreement, the other Credit Documents and any separate letter agreements with respect to fees payable constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. On and after the Amendment No. 3 Effective Date, each reference in the Syndicated Facility Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Syndicated Facility Agreement, and each reference in the other Credit Documents to “the Syndicated Facility Agreement,” “thereunder,” “thereof” or words of like import referring to the Syndicated Facility Agreement, shall mean and be a reference to the Syndicated Facility Agreement, as amended by this Agreement.
A.Governing Law and Waiver of Right to Trial by Jury
.
a.THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS (EXCEPT, AS TO ANY OTHER CREDIT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT (EXCEPT, AS TO ANY OTHER CREDIT DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
b.The jurisdiction and waiver of right to trial by jury provisions in Sections 11.14 and 11.15 of the Syndicated Facility Agreement are incorporated herein by reference mutatis mutandis.
B.Severability
. If any provision of this Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 8, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, each applicable L/C Issuer or the applicable Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
A.Counterparts
. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Credit Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or any L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 2, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Section 11.16 of the Syndicated Facility Agreement shall apply to this Agreement in all respects.
A.Credit Document; No Novation
. On and after the Amendment No. 3 Effective Date, this Agreement shall constitute a “Credit Document” for all purposes of the Syndicated Facility Agreement and the other Credit Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 5 above). This Agreement shall not constitute a novation of the Syndicated Facility Agreement or any of the Credit Documents.

[signature pages to follow]
IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

GENUINE PARTS COMPANY, as a Borrower

By: /s/ Matt Brigham
Name: Matt Brigham
Title: Vice President & Treasurer

UAP INC, as a Borrower

By: /s/ Matt Brigham
Name: Matt Brigham
Title: Vice President & Treasurer

GPC ASIA PACIFIC PTY LTD,
an Australian proprietary company limited by shares registered under the laws of the State of Victoria with Australian Business Number 97 097 993 283 and executed in accordance with section 127 of the Australian Corporations Act 2001

By: /s/ Rob Cameron
Name: Rob Cameron
Title: Director

By: /s/ Julian Buckley
Name: Julian Buckley
Title: Director / Company Secretary

GPC ASIA PACIFIC LIMITED,
a New Zealand limited liability company registered under the laws of New Zealand

By: /s/ Rob Cameron
Name: Rob Cameron
Title: Director

By: /s/ Julian Buckley
Name: Julian Buckley
Title: Director / Company Secretary

ALLIANCE AUTOMOTIVE HOLDING LIMITED,
a private company limited by shares and incorporated under the laws of England and Wales

By: /s/ John Frederick Coombes
Name: John Frederick Coombes
Title: Director

ACKNOWLEDGED BY:
JPMORGAN CHASE BANK, N.A., as Administrative Agent

By: /s/ Eduardo Lopez Peiro
Name: Eduardo Lopez Peiro
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender, Swing Line Lender and an L/C Issuer

By: /s/ Eduardo Lopez Peiro
Name: Eduardo Lopez Peiro
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender and an L/C Issuer

By: /s/ Charles Hart
Name: Charles Hart
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as a Lender and an L/C Issuer

By: /s/ Charles Hart
Name: Charles Hart
Title: Senior Vice President

TRUIST BANK,
as a Lender and an L/C Issuer

By: /s/ Steve Curran
Name: Steve Curran
Title: Director

WELLS FARGO BANK, NA
as a Lender and an L/C Issuer

By: /s/ Jay Kenney
Name: Jay Kenney
Title: Director

PNC BANK, NATIONAL ASSOCIATION
as a Lender and an L/C Issuer

By: /s/ Larry D. Jackson
Name: Charles Hart
Title: Senior Vice President

BANCO SANTANDER, S.A., NEW YORK BRANCH
as a Lender

By: /s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By: /s/ Rita Walz-Cuccioli
Name: Rita Walz-Cuccioli
Title: Executive Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender [and an L/C Issuer]

By: /s/ David Perlman
Name: David Perlman
Title: Authorized Signatory

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED,
as a Lender

By: /s/ Robert Grillo
Name: Robert Grillo
Title: Executive Director

NATIONAL WESTIMINSTER BANK PLC,
as a Lender

By: /s/ Jonathan Eady
Name: Jonathan Eady
Title: Director

MUFG BANK, LTD., as a Lender

By: /s/ Reema Sharma
Name: Reema Sharma
Title: Authorized Signatory

THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ Kimberly A. Crotty
Name: Kimberly A. Crotty
Title: Vice President

BMO Bank N.A. f/k/a BMO Harris Bank N.A.
as a Lender

By: /s/ William Thomson
Name: William Thomson
Title: Managing Director

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Karmyn Paul
Name: Karmyn Paul
Title: SVP

COMMERZBANK AG, NEW YORK BRANCH,
as a Lender

By: /s/ Mathew Ward
Name: Mathew Ward
Title: Managing Director

By: /s/ Robert Sullivan
Name: Robert Sullivan
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Ketak Sampat
Name: Ketak Sampat
Title: Senior Vice President